FAIR VALUE MEASUREMENTS	12 Months Ended
Jan. 01, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements
NOTE 9. FAIR VALUE MEASUREMENTS
Recurring Fair Value Measurements
The following table provides the assets and liabilities carried at fair value, measured on a recurring basis, as of January 1,
2022:

		Fair Value Measurements Using
(In millions)	Total	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets

Investments	$33.9	$27.1	$6.8	$–
Derivative assets	7.1	.6	6.5	–
Bank drafts	14.1	14.1	–	–
Liabilities
Cross-currency swap	$10.3	$–	$10.3	$–
Derivative liabilities	3.6	–	3.6	–
Contingent consideration liabilities	7.6	–	–	7.6
The following table provides the assets and liabilities carried at fair value, measured on a recurring basis, as of

January 2, 2021:

		Fair Value Measurements Using
(In millions)	Total	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs ( Level 3)
Assets
Investments	$33.6	$27.4	$6.2	$–
Derivative assets	5.2	.1	5.1	–
Bank drafts	12.8	12.8	–	–
Liabilities
Cross-currency swap	$36.7	$–	$36.7	$–
Derivative liabilities	9.5	.3	9.2	–

Investments include fixed income securities (primarily U.S. government and corporate debt securities) measured at fair value using quoted prices/bids and a money market fund measured at fair value using NAV. As of January 1, 2022, investments of $.5 million and $33.4 million were included in “Cash and cash equivalents” and “Other current assets,” respectively, in the Consolidated Balance Sheets. As of January 2, 2021, investments of $1 million and $32.6 million were included in “Cash and cash equivalents” and “Other current assets,” respectively, in the Consolidated Balance Sheets. Derivatives that are exchange-traded are measured at fair value using quoted market prices and classified within Level 1 of the valuation hierarchy. Derivatives measured based on foreign exchange rate inputs that are readily available in public markets are classified within Level 2 of the valuation hierarchy. Bank drafts (maturities greater than three months) are valued at face value due to their short-term nature and were included in “Other current assets” in the Consolidated Balance Sheets.
Contingent consideration liabilities relate to estimated earn-out payments associated with one of the Other 2021 Acquisitions. These payments are based on the acquired company’s achievement of certain performance targets based on the terms of the purchase agreement, and our estimates are based on the expected payments related to these targets. We have classified these liabilities as Level 3. As of January 1, 2022, contingent consideration
liabilities of approximately $2 million and $6 million were included in “Other current liabilities” and “Long-term retirement benefits and other liabilities,” respectively, in the Consolidated Balance Sheets.
The activity related to contingent consideration in 2021 is shown below.

(In millions)
Acquisition	$11.6
Payments	(2.6)
Adjustments	(1.4)
Balance at year end	$7.6
In addition to the investments
described
above, we also hold venture investments in privately held companies and utilize the measurement alternative for equity investments that do not have readily determinable fair values, measuring these investments at cost less impairment plus or minus observable price changes in orderly transactions. We recognized net gains of $23 million and $5.4 million in 2021 and 2020, respectively, in “Other expense (income), net” in the Consolidated Income Statements related to these venture investments. The total carrying values of our venture investments were $49.3 million and $22 million as of January 1, 2022 and January 2, 2021, respectively, and included in “Other assets” in the Consolidated Balance Sheets.